EXHIBIT 10.16
     This Subordinated Secured Note is subject to the Subordination and Intercreditor Agreement, dated as of May 14, 2009 (the “Intercreditor Agreement”), among the Company, the Holder and The Huntington National Bank, its successors and assigns (the “Senior Lender”), under which this Note and the Company’s obligations hereunder are subordinated in the manner set forth therein to the prior payment of certain obligations to the holders of Senior Indebtedness as defined therein.
SUBORDINATED SECURED NOTE
NEITHER THE ISSUANCE OR SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION IN A GENERALLY ACCEPTABLE FORM OF COUNSEL, WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER AND BE REASONABLY ACCEPTABLE TO THE ISSUER, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE.
PDG ENVIRONMENTAL, INC.
Subordinated Secured Note

Issuance Date: May 14, 2009	Principal: U.S. $4,993,226
          FOR VALUE RECEIVED, PDG Environmental, Inc., a Delaware corporation (the “Company”), hereby promises to pay to Radcliffe SPC, Ltd., for and on behalf of the Class A Segregated Portfolio, a company organized under the laws of the Cayman Islands, or registered assigns (“Holder”) the amount set out above as the Principal (as adjusted by any PIK Adjustment under Section 2(c) below, the “Principal”) when due, whether upon the Maturity Date (as defined below), acceleration, redemption or otherwise (in each case in accordance with the terms hereof) and to pay interest (“Interest”) on any outstanding Principal at the rate of 8.00% per annum (the “Interest Rate”), from the date set out above as the Issuance Date (the “Issuance Date”) until the same becomes due and payable, whether upon an Interest Date (as defined below), the Maturity Date, acceleration, redemption or otherwise (in each case, in accordance with the terms hereof). This Subordinated Secured Note is issued pursuant to the

Exchange Agreement (as defined below) on the Closing Date (including all Subordinated Secured Notes issued in exchange, transfer or replacement hereof, this “Note” and, together with any other Subordinated Secured Notes issued pursuant to the Exchange Agreement, the “Notes” and such other Subordinated Secured Notes, the “Other Notes”). Certain capitalized terms used herein are defined in Section 21. Capitalized terms not otherwise defined herein have the meanings set forth in the Exchange Agreement.
          (1) MATURITY. On the Maturity Date, the Holder shall surrender the Note to the Company and the Company shall pay to the Holder an amount in cash representing all outstanding Principal, accrued and unpaid Interest and accrued and unpaid Late Charges, if any. The “Maturity Date” shall be August 31, 2010.
          (2) PAYMENTS OF INTEREST AND PRINCIPAL. Company shall make monthly cash payments of Principal and Interest to Holder in the amount of $50,000 (the “Monthly Payment”) on the first day of each month (each, a “Payment Date”), provided that if the Interest payable on any Payment Date shall exceed $50,000, then for that month the Monthly Payment shall be the amount of such Interest. Notwithstanding the foregoing or any applicable Interest Rate or Default Rate, the cash portion of the Monthly Payment shall not exceed $50,000 per month for so long as the Senior Indebtedness remains outstanding.
               (a) Interest. Interest on this Note shall commence accruing on the Issuance Date and shall be computed on the basis of a 360-day year comprised of twelve 30-day months and shall be payable in arrears on each Payment Date during the period beginning on the Issuance Date and ending on, and including, the Maturity Date (each, an “Interest Date”) with the first Interest Date being June 1, 2009. Interest shall be payable on each Interest Date in cash. Interest on this Note shall accrue at the Interest Rate. From and after the occurrence of an Event of Default, the Interest Rate shall be increased to 2.0% (the “Default Rate”). In the event that such Event of Default is subsequently cured, the adjustment referred to in the preceding sentence shall cease to be effective as of the date of such cure; provided that the Interest as calculated at such increased rate during the continuance of such Event of Default shall continue to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of cure of such Event of Default.
               (b) Principal. The excess of the Monthly Payment over the amount of Interest due on any given Payment Date shall be applied to the principal amount of this Note without prepayment premium or penalty.
               (c) In-Kind Payment. In the event that (a) the Interest due on a given Interest Date exceeds the Monthly Payment for such date permitted pursuant to Section 2, or (b) due to the terms of the Intercreditor Agreement, Company cannot make or Holder cannot accept cash payments of Interest on this Note, then the dollar amount of such unpaid Interest for that Payment Date shall be added to the Principal amount of this Note (a “PIK Adjustment”). Interest on each PIK Adjustment shall accrue from the Interest Date in respect of which such PIK Adjustment was made until repayment of the principal and payment of all accrued Interest in full.

               (d) In the event that any interest rate(s) or premiums provided for in this Section 2 shall be determined to be unlawful, such interest rate(s) shall be computed at the highest rate permitted by applicable law. Any payment by the Company of any interest amount in excess of that permitted by law shall be considered a mistake, with the excess being applied to the principal amount of this Note without prepayment premium or penalty; if no such principal amount is outstanding, such excess shall be returned to the Company.
          (3) EVENTS OF DEFAULT; RIGHTS UPON EVENTS OF DEFAULT.
               (a) Events of Default. Each of the following events shall constitute an “Event of Default” to the extent such events exist and continue beyond any applicable grace or cure period and have not otherwise been waived in writing:
               (i) the Company’s failure to pay to the Holder any Monthly Payment or any amount of Principal, Interest, Late Charges or other amounts when and as due under this Note or any other Transaction Document (as defined in the Exchange Agreement);
               (ii) either the Company or any Subsidiary thereof shall fail to pay, when due, or within any applicable grace period, any payment with respect to any Indebtedness in excess of $50,000 due to any third party, or otherwise be in breach or violation of any agreement for monies owed or owing in an amount in excess of $50,000, which breach or violation permits the other party thereto to declare a default or otherwise accelerate amounts due thereunder unless such default is waived in writing delivered to the Holder;
               (iii) the Company or any of its Subsidiaries, pursuant to or within the meaning of Title 11, U.S. Code, or any similar Federal, foreign or state law for the relief of debtors (collectively, “Bankruptcy Law”), (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a “Custodian”), (D) makes a general assignment for the benefit of its creditors or (E) admits in writing that it is generally unable to pay its debts as they become due;
               (iv) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company or any of its Subsidiaries in an involuntary case, (B) appoints a Custodian of the Company or any of its Subsidiaries or (C) orders the liquidation of the Company or any of its Subsidiaries;
               (v) bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Company or any subsidiary of the Company and, if instituted against the Company or any subsidiary of the Company by a third party, shall not be dismissed within 60 days of their initiation;
               (vi) a final judgment or judgments for the payment of money aggregating in excess of $50,000 are rendered against the Company or any of its Subsidiaries, which judgments are not, within 60 days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a creditworthy party shall not be included in calculating the $50,000 amount set forth above so long as the Company provides the Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company will receive the proceeds of such insurance or indemnity within 60 days of the issuance of such judgment;
               (vii) a material breach of any representation, warranty, covenant or other term or condition of this Note or any other Transaction Document by the Company;
               (viii) any Event of Default (as defined in the Other Notes) occurs with respect to any Other Notes.
               (b) Acceleration. If an Event of Default occurs under Section 3(a)(iii), (iv) or (v), then the outstanding principal of, all accrued Interest on, and any other amounts due under, this Note shall automatically become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived. If any other Event of Default occurs and is continuing, the Holder, by written notice to the Company, may declare the principal of, all accrued Interest on, and any other amounts due under, this Note to be immediately due and payable. Upon such declaration, such principal, Interest and other amounts shall become immediately due and payable. The Holder may rescind an acceleration and its consequences if all existing Events of Default have been cured or waived, except nonpayment of principal, Interest or other amounts that have become due solely because of the acceleration, and if the rescission would not conflict with any judgment or decree.
          (4) RIGHTS UPON AND CHANGE OF CONTROL.
               (a) Assumption. The Company shall not enter into or be party to a Change of Control unless the Successor Entity and, if an entity other than the Successor Entity is the entity whose capital stock or assets the holders of the Common Stock are entitled to receive as a result of such Change of Control, such other entity (the “Other Entity”), assumes in writing all of the obligations of the Company under this Note and the other Transaction Documents in accordance with the provisions of this Section 4(a) pursuant to written agreements in form and substance satisfactory to the Holder and approved by the Holder prior to such Change of Control, including agreements to deliver to each holder of Notes in exchange for such Notes a security of the Successor Entity or Other Entity, as applicable, evidenced by a written instrument substantially similar in form and substance to the Notes and with appropriate provisions such that the rights and interests of the Holder and the economic value of this Note are in no way diminished by such Change of Control, including, without limitation, having a principal amount and interest rate equal to the principal amounts and the interest rates of the Notes held by such holder and having similar ranking and security to the Notes, and satisfactory to the Holder. Upon the occurrence of any Change of Control, the Successor Entity or the Other Entity, as applicable, shall succeed to, and be substituted for (so that from and after the date of such Change of Control, the provisions of this Note referring to the “Company” shall refer instead to the Successor Entity or the Other Entity, as applicable), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note with the same effect as if such Successor Entity or such Other Entity, as applicable, had been named as the Company herein.
               (b) Redemption Right. At least forty-five (45) days before the consummation of a Change of Control, but in no event later than fifteen (15) days prior to the record date for the determination of stockholders entitled to vote with respect thereto (or, with respect to a tender offer, or a change in the Board of Directors, if the Company is unable to comply with this time requirement because of the nature of the Change of Control, as soon as the Company reasonably believes that the Change of Control is to be consummated), but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile and overnight courier to the Holder (a “Change of Control Notice”). If the terms of a Change of Control change materially from those set forth in a Change of Control Notice, the Company shall deliver a new Change of Control Notice and the time periods in this clause (b) shall be calculated based upon the Holder’s receipt of the later Change of Control Notice. At any time during the period (the “Change of Control Period”) beginning after the Holder’s receipt of a Change of Control Notice and ending on the date that is fifteen (15) Trading Days after the later of the consummation of such Change of Control or delivery of the Change of Control Notice, the Holder may require the Company to redeem all of this Note by delivering written notice thereof (“Change of Control Redemption Notice”) to the Company. The Note shall be redeemed by the Company in cash at a price equal to the sum of (i) the amount of any accrued and unpaid Interest on the Principal through the date of such redemption payment together with the amount of any accrued and unpaid Late Charges and (ii) an amount equal to one hundred and ten percent (110%) of the Principal then outstanding (the “Redemption Price”).
               (c) The provisions of this Section 4 shall apply similarly and equally to successive Change of Controls and shall be applied without regard to any limitations on the redemption of this Note. Redemptions required by this Section 4 shall be made in accordance with the provisions of Section 8 to the extent applicable and shall have priority over payments to stockholders and all other Indebtedness other than the Senior Indebtedness in connection with a Change of Control. To the extent redemptions required by this Section 4 are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments.
          (5) VOLUNTARY PREPAYMENT. The Company may prepay this Note in whole or in part at any time upon ten (10) Business Days prior written notice to the Holders. On the date of such prepayment, the Company shall pay any accrued and unpaid Interest on the Principal through the date of such prepayment together with the amount of any accrued and unpaid Late Charges and the Principal.
          (6) SECURITY. This Note and the Other Notes are secured to the extent and in the manner set forth in the Security Documents.
          (7) NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Articles of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note.
          (8) REDEMPTION MECHANICS. If the Holder has submitted a Change of Control Redemption Notice in accordance with Section 4(b), the Company shall deliver the applicable Redemption Price to the Holder concurrently with the consummation of such Change of Control if such notice is received prior to the consummation of such Change of Control and within five (5) Business Days after the Company’s receipt of such notice otherwise.
          (9) COVENANTS.
               (a) Rank. All payments due under this Note (a) shall rank pari passu with all Other Notes and (b) shall be senior to all other Indebtedness of the Company and its Subsidiaries, other than (i) Senior Indebtedness, (ii) the obligations of the Company or its Subsidiaries under any lease of real or personal property by such Person as lessee which is required under GAAP to be capitalized on such Person’s balance sheet and (iii) Indebtedness permitted by clause (v) of the definition of “Permitted Liens.”
               (b) Incurrence of Indebtedness. So long as this Note is outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, incur or guarantee, assume or suffer to exist any Indebtedness, other than (i) the Indebtedness evidenced by the Notes and (ii) Permitted Indebtedness.
               (c) Existence of Liens. So long as this Note is outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its Subsidiaries (collectively, “Liens”) other than Permitted Liens.
               (d) Restricted Payments. The Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, (i) redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any Permitted Indebtedness, whether by way of payment in respect of principal of (or premium, if any) or interest on, such Indebtedness if at the time such payment is due or is otherwise made or, after giving effect to such payment, an event constituting, or that with the passage of time and without being cured would constitute, an Event of Default has occurred and is continuing, (ii) declare or pay any cash dividend or distribution on the Common Stock or (iii) redeem, repurchase or otherwise acquire or retire for value any shares of Common Stock (as defined in the Exchange Agreement).
          (10) CONSENT TO ISSUE, OR CHANGE THE TERMS OF, NOTES. The written consent of the Holder shall be required for any change or amendment to this Note or the Other Notes.

          (11) TRANSFER. This Note may be offered, sold, assigned or transferred by the Holder without the consent of the Company.
          (12) REISSUANCE OF THIS NOTE.
               (a) Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 12(d)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less then the entire outstanding Principal is being transferred, a new Note (in accordance with Section 12(d)) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that the outstanding Principal represented by this Note may be less than the Principal amount stated on the face of this Note following redemption of any portion of this Note.
               (b) Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 12(d)) representing the outstanding Principal.
               (c) Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 12(d) and in principal amounts of at least $100,000) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.
               (d) Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 12(a) or Section 12(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued Interest and Late Charges on the Principal and Interest of this Note, from the Issuance Date.
          (13) REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note.

The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.
          (14) PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, attorneys’ fees and disbursements.
          (15) CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.
          (16) FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.
          (17) NOTICES; PAYMENTS.
               (a) Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 6.9 of the Exchange Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore.
               (b) Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, such payment shall be made in lawful money of the United States of America by wire transfer of immediately available funds in accordance with the Holder’s wire transfer instructions provided to the Company by the Holder. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day and the extension of the due date thereof shall be taken into account for purposes of determining the amount of Interest due on such date. Any amount of Principal or other amounts due under the

Transaction Documents, other than Interest, which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of 2.00% per annum from the date such amount was due until the same is paid in full (“Late Charge”).
          (18) CANCELLATION. After all Principal, accrued Interest and other amounts at any time owed on this Note have been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.
          (19) WAIVER OF NOTICE. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Exchange Agreement.
          (20) GOVERNING LAW. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the Commonwealth of Pennsylvania, without giving effect to any choice of law or conflict of law provision or rule (whether of the Commonwealth of Pennsylvania or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the Commonwealth of Pennsylvania.
          (21) CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:
               (a) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.
               (b) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.
               (c) “Eligible Market” means the Nasdaq National Market, The Nasdaq Capital Market, The New York Stock Exchange, Inc. or the American Stock Exchange.
               (d) “Indebtedness” of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including (without limitation) “capital leases” in accordance with generally accepted accounting principles (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (viii) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) above.
               (e) “Exchange Agreement” means the Exchange Agreement dated as of May 14, 2009 between the Company and Holder.
               (f) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Change of Control.
               (g) “Permitted Indebtedness” means (A) Senior Indebtedness, (B) unsecured Indebtedness incurred by the Company that is made expressly subordinate in right of payment to the Indebtedness evidenced by this Note, as reflected in a written agreement acceptable to the Holder and approved by the Holder in writing, and which Indebtedness does not provide at any time for (1) the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until 91 days after the Maturity Date or later and (2) total interest and fees at a rate in excess of the Interest Rate hereunder, (C) the obligations of the Company or its Subsidiaries under any lease of real or personal property by such Person as lessee which is required under GAAP to be capitalized on such Person’s balance sheet and (D) Indebtedness permitted by clause (v) of the definition of “Permitted Lien.”
               (h) “Permitted Liens” means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) any Lien incurred to secure Senior Indebtedness, (v) Liens securing the purchase price of assets purchased or leased by the Company or Subsidiaries in the ordinary course of business; provided that such Lien shall not extend to or cover any other property of the Company or its Subsidiaries, provided that such liens do not exceed an aggregate value of $500,000, (vi) Liens securing the Company’s obligations under the Notes, and (vii) Liens in respect of pledges or deposits under workers’ compensation laws, unemployment insurance and social securities laws or to or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases or to secure statutory obligations or surety or similar bonds used in the ordinary course of business.
               (i) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.
               (j) “SEC” means the United States Securities and Exchange Commission.
               (k) “Security Documents” means the Security Agreement, dated May 14, 2009, between the Company and the Holder.
               (l) “Senior Indebtedness” means the principal of (and premium, if any), interest on, and all fees and other amounts (including, without limitation, any reasonable out-of-pocket costs, enforcement expenses (including reasonable out-of-pocket legal fees and disbursements), collateral protection expenses and other reimbursement or indemnity obligations relating thereto) payable by Company under or in connection with Amended and Restated Credit Agreement, dated as of June 9, 2006, among Senior Lender, Company, Project Development Group, Inc., Enviro-Tech Abatement Services, Inc., PDG, Inc., Flagship Restoration, Inc. and Servestec, Inc. as amended and restated from time to time. Senior Indebtedness shall also include any Indebtedness incurred in connection with any refinancing of Senior Indebtedness in accordance with the terms and restrictions in the Intercreditor Agreement.
               (m) “Successor Entity” means the Person, which may be the Company, formed by, resulting from or surviving any Change of Control or the Person with which such Change of Control shall have been made, provided that if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible Market, Successor Entity shall mean such Person’s Parent Entity.
               (n) “Trading Day” means any day on which trading the Common Stock is reported on the Over-the-Counter Bulletin Board or Eligible Market that is the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00 p.m., New York Time).
          (22) DISCLOSURE. Except as provided otherwise herein, upon receipt or delivery by the Company of any notice in accordance with the terms of this Note, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries, the Company shall within four Business Days after any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information, relating to the Company or its Subsidiaries, the Company shall indicate to the Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries.
          (23) CONSENT TO JURISDICTION; JURY TRIAL WAIVER. The Company and the Holder irrevocably consent to the exclusive jurisdiction of the United States federal courts and the state courts located in the City of Pittsburgh in the County of Allegheny of the Commonwealth of Pennsylvania, in any suit or proceeding based on or arising under this Note and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. The Company further agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.
          (24) CONFESSION OF JUDGMENT.
               (a) THE FOLLOWING SETS FORTH A WARRANT OF AUTHORITY FOR ANY ATTORNEY TO CONFESS JUDGMENT AGAINST THE COMPANY. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE COMPANY, THE COMPANY, FOLLOWING CONSULTATION WITH COUNSEL, AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, HEREBY WAIVES ANY AND ALL RIGHTS THE COMPANY HAS, OR MAY HAVE, TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING BEFORE ENTRY OF JUDGMENT UNDER THE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE JURISDICTION SET FORTH IN SECTION 23.
               (b) THE COMPANY HEREBY EMPOWERS ANY CLERK, OR ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR THE COMPANY AFTER ANY EVENT OF DEFAULT IN ANY AND ALL ACTIONS WHICH MAY BE BROUGHT HEREUNDER IN THE JURISDICTION SET FORTH IN SECTION 23 OR ELSEWHERE AND CONFESS JUDGMENT AGAINST THE COMPANY FOR ALL, OR ANY PART OF, THE UNPAID PRINCIPAL AND ACCRUED INTEREST, TOGETHER WITH OTHER EXPENSES INCURRED IN CONNECTION THEREWITH AND ATTORNEYS’ FEES, AND FOR SUCH PURPOSE THE ORIGINAL OR ANY PHOTOCOPY OF THIS NOTE AND AN AFFIDAVIT OF THE HOLDER OR THE HOLDER’S COUNSEL AVERRING TO THE EVENT OF DEFAULT SHALL BE A GOOD AND SUFFICIENT WARRANT OF ATTORNEY. SUCH AUTHORIZATION SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF, BUT JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME. THE COMPANY HEREBY WAIVES ALL ERRORS AND RIGHTS OF

APPEAL, AS WELL AS RIGHTS TO STAY OF EXECUTION AND EXEMPTION OF PROPERTY, IN ANY ACTION TO ENFORCE ITS LIABILITY HEREON.
[Signature Page Follows]

     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.

PDG ENVIRONMENTAL, INC.

By: Name:	/s/ John C. Regan John C. Regan
Title:	Chief Executive Officer
(Signature Page to Subordinated Secured Note)